INVESTOR HANDOUT NOVEMBER 2020 NASDAQ: CINF This presentation contains forward-looking statements that involve risks and uncertainties. Please refer to our various filings with the U.S. Securities and Exchange Commission for factors that could cause results to materially differ from those discussed. The forward-looking information in this presentation has been publicly disclosed, most recently on November 16, 2020, and should be considered to be effective only as of that date. Its inclusion in this document is not intended to be an update or reaffirmation of the forward-looking information as of any later date. Reconciliations of non-GAAP measures are in our most recent quarterly earnings news release, which is available at cinfin.com/investors. Copyright © 2020 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 1

STRATEGY OVERVIEW • Competitive advantages: • Relationships leading to agents’ best accounts • Financial strength for stability and confidence • Local decision making and claims excellence • Other distinguishing factors: • 60 years of shareholder dividend increases • Common stocks are approximately 38% of investment portfolio • 31 years of favorable reserve development CUMULATIVE TOTAL RETURN* Cincinnati Financial Corporation S&P 500 Index S&P Composite 1500 Property & Casualty Insurance Index $236 $185 $181 $174 $171 $170 $166 $160 $156 $154 $149 $138 $128 $132 $119 $110 $113 $101 2015 2016 2017 2018 2019 YTD 11-2-20 * $100 invested on December 31, 2014, in CINF stock or indexes shown, including reinvestment of dividends. Periods shown represent each respective fiscal year ending December 31. Copyright © 2020 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 2

LONG-TERM VALUE CREATION • Targeting average Value Creation Ratio of 10% to 13% over the next five-year period • Value creation ratio (VCR) = annual rate of growth in book value plus the percentage of dividends to beginning book value • VCR for 2015 through 2019 averaged 14.2% • Three performance drivers: • Premium growth above industry average • Combined ratio consistently within the range of 95% to 100% • Investment contribution • Investment income growth • Compound annual total return for equity portfolio over five-year period exceeding return for S&P 500 Index INCREASE VALUE FOR SHAREHOLDERS MEASURED BY VALUE CREATION RATIO Target for the next five-year period: Annual VCR averaging 10% to 13% 50% 29% 26% 40% 23% 20% 30% 17% 14% 20% 11% 8% 5% 10% Value Creation Ratio Creation Value 2% Total Shareholder Return Shareholder Total -1% Investment Income 0% & Other in 2017 -4% includes 7.0% benefit from tax reform -7% -10% 2015 2016 2017 2018 2019 Actual VCR: 3.4% 14.5% 22.9% (0.1)% 30.5% VCR - Investment Income & Other VCR - P&C Underwriting VCR - Bond Portfolio Gains VCR - Equity Portfolio Gains Total Shareholder Return (TSR) Copyright © 2020 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 3

PERFORMANCE TARGETS & TRENDS • 3.0% VCR for YTD 9-30-20 was below target: 10% to 13% annual average over the next five-year period • 2.8% contribution from non-GAAP operating income, 1.3% contribution from investment portfolio net gains and losses (negative 1.1% net contribution from other items) • Related performance drivers at YTD 9-30-20 compared with long-term targets: • 6% growth in P&C net written premiums, vs. 3% YTD 6-30-20 estimated for the industry • 101.8% combined ratio, exceeds 95% to 100% long-term target range • 4% investment income growth ahead of 3.3% five-year CAGR as of year-end 2019 • Strong YTD underwriting performance before catastrophe effects; solid cash flow • 3.2 percentage point improvement in combined ratio for accident year 2020 before catastrophe losses • 27% increase in cash flow from operating activities, to $1.1 billion PANDEMIC FINANCIAL EFFECTS • Premiums: Growth slowed, but 3Q20 net written premiums still grew 3% • Insured exposure levels were reduced for some lines of business due to economic effects • Growth for net written premiums slowed from 10% growth for 1Q20 and full-year 2019 • Loss and expenses: $72 million YTD 9-30-20 that were pandemic-related • $26 million for business interruption claims (Cincinnati Re or Cincinnati Global), $22 million legal expenses • $8 million for credit losses-uncollectible premiums, $16 million personal auto policyholder credit Copyright © 2020 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 4

BUSINESS INTERRUPTION • The prevailing view by courts across the country has been that an economic loss alone doesn't qualify as direct physical damage or loss to property, which is the trigger for business interruption coverage. • Includes courts in Alabama, California, Florida, Georgia, Illinois, Iowa, Michigan, Mississippi, New Jersey, New York, Oklahoma, Texas, West Virginia and the District of Columbia. • We’re confident in our legal strategy given our understanding of the law and decisions in the substantial majority of other business interruption court cases rendered to date. 9 NORTH STATE DELI CASE • October 7, 2020: Trial court granted motion for partial summary judgment to the plaintiffs, finding that their policies provide coverage for their claims for loss of use and access to covered property mandated by government shutdown orders. • November 5, 2020: We filed our notice of appeal of the trial court’s decision to the Court of Appeals of North Carolina. • As of November 16, 2020, there have been no further developments in the North State Deli case. Copyright © 2020 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 5

THIRD-QUARTER 2020 HIGHLIGHTS • EPS $2.99 per share vs. $1.49 per share in 3Q19 • Non-GAAP operating income decreased 65%, or $116 million, including $152 million from higher catastrophe losses • $1.90 of the EPS increase vs. 3Q19 was from the larger 3Q20 increase in the fair value of equity securities still held • Investment income rose 4% • Dividend income was up 10%, interest income was up 3% • Property casualty net written premiums grew 3% • Higher average renewal pricing: commercial lines, personal lines and E&S up mid-single- digit percentage rate • Combined ratio of 103.6%, 9.4 points worse than 3Q19 • 3Q20 increase included 13.0 points from higher catastrophe losses STRATEGIES FOR LONG-TERM SUCCESS • Financial strength for consistent support to agencies • Diversified fixed-maturity portfolio, laddered maturity structure • No corporate exposure exceeded 0.7% of total bond portfolio at 9-30-20, no municipal exposure exceeded 0.2% • 37.9% of investment portfolio in common stocks to grow book value • No single security exceeded 7.5% of publicly traded common stock portfolio • Portfolio composition helps mitigate anticipated effects of inflation and a rise in interest rates • Low reliance on debt, with 8.5% debt-to-total-capital at 9-30-20 • Nonconvertible, noncallable debentures due in 2028 and 2034 • Capacity for growth with premiums-to-surplus at 1.0-to-1 • Operating structure reflects agency-centered model • Field focus – staffed for local decision making, agency support • Superior claims service and broad insurance product offerings • Profit improvement and premium growth initiatives Copyright © 2020 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 6

MANAGE INSURANCE PROFITABILITY • Ongoing underwriting expertise enhancement • Predictive modeling tools and analytics to improve property casualty pricing precision and segmentation on an individual policy basis • Data management for better underwriting and more granular pricing decisions • Staff specialization and augmentation aimed at lowering loss ratios • Improving efficiencies and ease of use with technology • Streamlines processing for agencies and the company • Helps optimize personalized service • Investing for the future • To improve profitability with rate adequacy and risk selection/loss control initiatives • To diversify risk by expanding operations into new geographies and product areas • Strategic investments with modest short-term effects on expense ratios • 35% increase in field staff since the end of 2014, supporting healthy premium growth DRIVE PREMIUM GROWTH • New agency appointments bring potential for growth over time • 187 appointed in 2019, including 70 for personal lines only, writing an estimated $11 billion in aggregate of annual property casualty premiums from all carriers they represent • 105 appointed YTD 9-30-20 marketing most or all lines, 41 personal lines only • Expanding marketing and service capabilities • Enhanced marketing, products and services for high net worth (HNW) clients of our agencies • $141 million in third-quarter 2020 HNW net written premiums, up 28% from 2019; • Increased opportunities for agencies to cross-serve their clients to meet insurance needs • Expansion of reinsurance assumed through Cincinnati Re® to further deploy capital, diversify risk • Cincinnati Global Underwriting Ltd.TM acquisition expected to produce profitable premium growth over time • 6% growth in YTD 9-30-20 P&C net written premiums • Commercial lines up 4%, personal lines up 5%, E&S up 15%, Cincinnati Re up 52% • Higher average renewal pricing: commercial lines, personal lines and E&S up mid-single-digit percentage rate • Term life insurance earned premiums up 6% Copyright © 2020 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 7

SELECT GROUP OF AGENCIES IN 45 STATES 1,832 agency relationships with 2,550 locations (as of September 30, 2020) Our Commercial Top Five = 38% Ohio, Pennsylvania, Illinois, Indiana, North Carolina Our Personal Top Five = 46% Ohio, Georgia, North Carolina, Alabama, Indiana Market Share Top Five P&C Market Share: Ohio: 4.4% 1% and higher Montana: 2.6% Less than 1% Indiana: 2.3% Kentucky: 2.2% Inactive states Vermont: 2.2% Headquarters Based on 2019 data excluding A&H, Flood and Crop PREMIUM GROWTH POTENTIAL STEADILY INCREASE OUR SHARE WITHIN APPOINTED AGENCIES ► Cincinnati’s share of $79 billion total* premiums (including approximately $4 billion E&S) produced by currently appointed agencies is approximately 7%. Market share per agency reporting location by year appointed Based on 2019 standard market P&C agency written premiums (Excludes excess and surplus lines) 12.5% 5.7% 2.4% 0.3% 1 year or less 2-5 years 6-10 years 10 years or more ► New appointments also drive premium growth opportunity ─ Agency relationship net count increased by 55% since the end of 2009 ─ Agencies appointed during 2015-19 produce $36 billion total* of standard lines business * Estimated annual property casualty premiums written with all carriers represented by agencies appointed by Cincinnati Insurance Copyright © 2020 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 8

CINCINNATI FINANCIAL AT A GLANCE • Top 25 U.S. P&C insurer • A.M. Best rating: A+ Superior • $5.6 billion 2019 premiums: 59% Commercial 25% Personal 5% Excess & Surplus 5% Life 3% Cincinnati Re 3% Cincinnati Global • Agency-centered business model is time-tested • Agency relationships strengthened over time by in-person approach • Local decision-making operating structure is difficult to replicate • Centralized organization versus branch office structure contributes to low expense ratio • 60 consecutive years of shareholder dividend increases • Only seven U.S. public companies can match this record • 7.1% increase from 2019 ordinary cash dividend declared • Yield is attractive, 2.8% in mid-November 2020 Appendix Income, Dividend & Cash Flow Trends Reserve Adequacy & Prior Accident Year Development Pricing Precision, Premium Growth Trends & Business Mix Investment Portfolio Management & Performance Reinsurance Ceded Program & Financial Strength Ratings Valuation Comparison to Peers Copyright © 2020 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 9

INCOME AND SHAREHOLDER DIVIDENDS $12.00 Per share basis 2017 net income 2019 net income $10.00 included $2.98 benefit included $7.90 net from net deferred investment gain $8.00 income tax liability while 2018 revaluation due to included $1.94 net U.S. tax reform $6.00 investment loss $4.00 $2.00 $0.00 2015 2016 2017 2018 2019 9 mos 19 9 mos 20 -$2.00 -$4.00 -$6.00 -$8.00 Non-GAAP Operating Income Net Income Ordinary dividends declared STRONG OPERATING CASH FLOW CONTRIBUTED TO $405M OF YTD 9-30-20 NET PURCHASES IN INVESTMENT PORTFOLIO (In millions) Decrease in 2017 reflects $102M increase in $1,200 catastrophe losses paid $1,000 $800 $600 $400 $200 $0 2015 2016 2017 2018 2019 9 mos 19 9 mos 20 Copyright © 2020 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 10

CASH DIVIDEND PAYOUT RATIO STRONG CAPITAL, CASH FLOW SUPPORT PAYOUT LEVELS 120% 69% average payout for 2010 through 2019 (net income basis) 100% 80% 60% 40% 20% 0% 2010 2011* 2012 2013 2014 2015 2016 2017** 2018 2019 Dividend Payout Ratio – Net Income Dividend Payout Ratio – Operating Income * 2011 payout ratios (159% net income basis, 211% operating income basis) not fully shown on graph due to record-high catastrophe losses ** 2017 net income included $495 million benefit from net deferred income tax liability revaluation due to U.S. tax reform DIVIDEND AS A PERCENTAGE OF NET CASH FLOW FROM OPERATIONS 100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Copyright © 2020 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 11

PROPERTY CASUALTY RESERVES FAVORABLE DEVELOPMENT FOR 31 CONSECUTIVE YEARS Values shown are carried loss and loss expense reserves net of reinsurance Vertical bar represents reasonably likely range Reserve range at 12-31-19 (In millions) Low end $5,418 High end $5,862 Carried at 74th percentile $5,746 $5,408 $5,032 $4,737 $4,379 Calendar year development (Favorable) ($184) ($168) ($119) ($167) ($248) 2015 2016 2017 2018 2019 GREATER PRICING PRECISION IMPROVING PROFIT MARGINS Commercial auto 2019 renewal price increase averages and policy retention by modeled pricing segments illustrates pricing precision effects Most adequate refers to policies that need less price increase based on pricing adequacy of expiring premium per pricing models 90% 12% 88% 86% 8% 84% Policy retention Policy 4% Average renewal price price change renewal Average 82% 0% 80% Most adequately priced Near (+ or -) price adequacy Least adequately priced Policy retention Copyright © 2020 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 12

COMMERCIAL CASUALTY RATIOS LOSS & ALAE BY ACCIDENT YEAR, DEVELOPED THROUGH 12-31-19 61.0% 59.6% 60% 60.0% 55% 53.8% 55.0% 51.8% 51.8% 52.9% IBNR portion for AY19 was 49.6% 50.3% “picked” 2.1 points higher 50% 48.5% than AY18 at 12 months 50.0% 45.7% 45% 47.4% 47.5% 45.0% 46.3% AY15 paid ratio at 48 months returned to more typical level, reversing upward 40% 41.6% direction of AY14 at 48 months 40.0% 39.4% 35% 35.0% 31.9% 35.8% 31.5% Higher umbrella paid losses account for 30.3% 30.6% 2.2 points of the 3.1 point increase to 29.3% 28.4% 30% 27.1% 31.5% 31.5% for AY16 paid ratio at 48 months 30.0% 25% 22.9% 22.1% 25.0% 21.0% 21.7% 21.8% 19.8% 18.6% 18.3% 20% 21.8% 20.0% 13.8% 15% 13.3% 13.1% 15.0% 11.5% 12.0% 11.4% 10.5% 10.3% 10.7% 13.8% 10% 10.0% 5% 5.0% Lines = Ratio for Paid at Various Measurement PointsMeasurement forat = RatioVarious LinesPaid 3.5% RatioEarnedPremiums toALAE & Bars Loss= Estimated Ultimate 0% 0.0% 2010 2011 2012 2013 2014 2015 2016 '17@36mo '18@24mo '19@12mo Total Loss & ALAE Paid-developed to date Paid 48 mo Paid 36 mo Paid 24 mo COMMERCIAL CASUALTY RATIOS LOSS & ALAE BY ACCIDENT YEAR, DEVELOPED THROUGH 12-31-17 60% 56.9% 60.0% 54.7% 55% 52.7% 52.4% 55.0% 51.5% 50.7% 49.6% 49.5% 50% 48.0% 48.2% 50.0% Estimated ultimate “picks” for more 45% recent years currently assume paid 45.0% 46.1% 45.3% will continue to rise 44.3% 44.3% 40% 43.0% 40.0% AY09 at 48 months higher than AY08, but AY10 was lower than AY09 35% AY14 paid ratio increase of 3.5 points (vs. 35.0% 31.9% AY13) at 48 months, but is 0.5 points 30.2% 30.6% 29.9% 29.3% 33.4% lower than 31.1 average for AY11 & AY12 30% 27.8% 30.0% 27.1% 30.6% 25% 22.9% 22.2% 25.0% 21.2% 21.0% 20.7% 19.8% 20% 18.6% 18.3% 20.0% 19.8% 15% 13.3% 13.1% 15.0% 12.2% 11.5% 12.0% 10.5% 10.5% 10.3% 10.7% 10% 12.0% 10.0% 5% 5.0% Lines = Ratio for Paid at Various Measurement PointsMeasurement forat = RatioVarious LinesPaid 4.5% 0% 0.0% RatioEarnedPremiums toALAE & Bars Loss= Estimated Ultimate 2008 2009 2010 2011 2012 2013 2014 '15@36 mo '16@24mo '17@12mo Total Loss & ALAE Paid-developed to date Paid 48 mo Paid 36 mo Paid 24 mo Copyright © 2020 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 13

OUTPERFORMING THE INDUSTRY FIVE-YEAR AVERAGE COMBINED RATIO 5.9 POINTS BETTER Statutory combined ratio Industry data excludes mortgage and financial guaranty 105% 100% 95% 90% 85% 80% 75% 2015 2016 2017 2018 2019 Cincinnati – excl. cat. losses Est. Industry (A.M. Best) – excl. cat. Losses Cincinnati – incl. cat. losses Est. Industry (A.M. Best) – incl. cat. Losses Cincinnati’s historical catastrophe loss annual averages as of 12-31-19: 5-year = 6.4%, 10-year = 6.8% PREMIUM GROWTH VS. INDUSTRY 5.9% 5-YEAR CAGR EXCEEDED INDUSTRY’S 5.0% Property casualty net written premium growth 2018 industry increase primarily due to U.S. tax reform as companies changed ceding arrangements with offshore affiliates 10.0% 8.0% 6.0% 4.0% 2.0% 0.0% 2015 2016 2017 2018 2019 Cincinnati Estimated industry excluding mortgage and financial guaranty (A.M. Best) Copyright © 2020 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 14

MARKET FOR 75% OF AGENCY’S TYPICAL RISKS 2019 NET EARNED PREMIUMS Consolidated $5.604 Billion Commercial Lines 59% E&S Lines 5% Property Casualty $5.334 Billion Life 5% Cincinnati Global 3% Excess & Surplus Cincinnati Re 3% 5% Other Commercial Homeowner 11% Other 6% Personal Auto 12% 5% Workers' Compensation 6% Other Personal 3% Personal Lines 25% Commercial Commercial Auto Property 18% 13% Commercial Casualty 21% Approximately 20% of commercial premiums = policies with average annual premiums <$10,000 & 25% >$100,000; 83% HO accounts include auto ADDITIONAL AGENCY STATISTICS • 30% of 2,458 year-end 2019 reporting locations include: • 13% private equity, 10% national brokers, 7% banks • Percentages have approximately doubled in five years • 2019 premium contribution (standard lines market) • 14% private equity-owned agencies 8% bank owned • 9% national brokers 69% privately owned or regional/cluster agencies • 4.0% for largest contributor, among the largest are: • Acrisure, A.J. Gallagher, Assured Partners, BB&T, BroadStreet Partners, HUB, Marsh & McLennan, PayneWest, Prime Risk Partners, USI • 80 locations acquired during 2019, including: • 38 by a private equity firm, 21 by a regional or national broker, 1 by a bank, 17 by another Cincinnati agency, 3 by a non-Cincinnati agency Copyright © 2020 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 15

INVESTMENT INCOME 4% GROWTH YTD 9-30-20: DIVIDENDS UP 10%, INTEREST UP 2% (PRETAX) (In millions) $650 $625 $600 $575 $550 $525 $500 $475 $450 2015 2016 2017 2018 2019 Pretax bond yield: 4.70% 4.60% 4.42% 4.25% 4.10% (Bonds at amortized cost) Pretax book yield for bonds acquired in 2019: 4.14% Pretax book yield as of 12-31-19 for bonds maturing in 2020=4.28%, 2021=4.28%, 2022=4.15% Portion of bond portfolio maturing: 3.9% in 2020, 6.4% in 2021, 7.1% in 2022, 14.7% in 2023-24 INVESTMENT PORTFOLIO INVEST FOR INCOME AND APPRECIATION $20.0 billion fair value at September 30, 2020 (in billions) Tax-Exempt Fixed Maturities $4.250 Taxable Fixed Maturities Common Equities $7.907 $7.589 Preferred Equities $0.278 Investment leverage: 208% at September 30, 2020 Bond portfolio fair value exceeds insurance reserves liability by 26% Copyright © 2020 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 16

DIVERSIFIED EQUITY PORTFOLIO* BALANCES INCOME STABILITY & CAPITAL APPRECIATION POTENTIAL September 30, 2020 Portfolio Highlights at 9-30-20 S&P 500 Sector CFC • Apple is largest holding Weightings • 7.4% of publicly traded common stock portfolio • 2.8% of total investment portfolio Information technology 27.8% 28.1% • Next four largest holdings, totaling 16.1% of publicly traded Healthcare 13.5 14.2 common stock portfolio: Microsoft, BlackRock, Accenture and JPMorgan Chase Financial 12.5 9.7 • 10% increase in YTD 9-30-20 dividend income Industrials 12.0 8.3 Consumer discretionary 9.4 11.6 • Appreciated value from cost totaled Consumer staples 7.2 7.0 $4.0 billion (pretax) Materials 5.5 2.6 Energy 3.6 2.1 • Annual portfolio returns: (2019 & 2018) Real estate 3.0 2.6 31.9% & (3.3)% [S&P 500: 31.5% & (4.4)%] Utilities 2.9 3.0 Telecomm services 2.6 10.8 * Publicly traded common stock core portfolio, approximately 50 holdings (excludes energy MLP’s, one private equity) BOND PORTFOLIO RISK PROFILE $12.157 BILLION AT SEPTEMBER 30, 2020 • Credit risk – A3/A average rating • 82.4% are rated investment grade, 3.8% are noninvestment grade, 13.8% are unrated • Interest rate risk • 4.7 years effective duration, 7.6 years weighted average maturity • Generally laddered maturity structure • 17% of year-end 2019 portfolio matures by the end of 2022, 32% by 2024, 66% by 2029 • With 37.9% of the investment portfolio invested in common stocks at 9-30-20, we estimated shareholders’ equity would decline 4.7% if interest rates were to rise by 100 basis points • Bond portfolio is well-diversified • Largest issuer (corporate bond) = 0.6% of total bond portfolio • Municipal bond portfolio, well-diversified with approximately 1,600 issuers • $4.250 billion with an average rating of Aa2/AA by Moody’s and S&P Global Copyright © 2020 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 17

SOLID REINSURANCE CEDED PROGRAM BALANCES COSTS WITH SHAREHOLDERS’ EQUITY PROTECTION Major Treaties Coverage & Retention Summary (Estimated 2020 ceded premiums) (As of January 1, 2020) Property catastrophe For a single event: ($44 million) • Retain 100% of first $100 million in losses • Treaty has one reinstatement provision • Retention varies between $100-$800 million • $60 million of additional earthquake coverage is included • Up to $50 million of additional coverage is provided by an • Max exposure for $800M event = $249 million aggregate excess of loss catastrophe treaty (Excludes Cincinnati Global) • PML – combined including Cincinnati Re & Cincinnati Global • Retain first $150 million of each loss; $11 million estimated ceded premiums 1-in-100 year event = 3.0% 1-in-250 year = 4.3% • Cincinnati Re has separate, similar coverage up to $30 million (% of shareholders’ equity at 12-31-19) Property per risk & $50 million For a single loss: property excess treaties • Retain 100% of first $10 million in losses ($34 million) • Retain 0% of losses $10-100 million • Facultative reinsurance for >$100 million Casualty per occurrence For a single loss: ($12 million) • Retain 100% of first $10 million in losses • Retain 0% of losses $10-25 million • Facultative reinsurance for >$25 million Casualty excess treaties Workers’ comp, extra-contractual & clash coverage: ($3 million for two treaties combined) • $25 million excess of $25 million (first excess treaty) • $20 million excess of $50 million (second treaty) Primary reinsurers are Swiss Re, Munich Re, Hannover Re, Partner Re and Lloyd’s of London FINANCIAL STRENGTH RATINGS COMPARISON A.M. Best Fitch Moody's S&P Cincinnati A+ A+ A1 A+ Auto Owners A++ - - - Travelers A++ AA Aa2 AA Acuity A+ - - A+ Allied A+ - A1 A+ Fireman's Fund A+ - - AA Harleysville A+ - A1 A+ Hartford A+ - A1 A+ Central Mutual A - - - CNA A A+ A2 A+ EMC A - - - Frankenmuth A - - - General Casualty A A+ - A+ Hanover A A A2 A Liberty Mutual A A- A2 A Safeco A A- A2 A Selective A A+ A2 A United Fire Group A - - - West Bend A - - - Westfield A - - - Zurich A - A2 A State Auto A- - - - Source: S&P Global Market Intelligence as of October 12, 2020. Ratings are under continuous review and subject to change and/or affirmation. Copyright © 2020 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 18

VALUATION COMPARISON TO PEERS 2.4 Ratio of closing price on 11-10-20 to latest reported tangible book value 2.2 2.0 1.8 1.6 1.4 1.2 1.0 0.8 0.6 Copyright © 2020 Cincinnati Financial Corporation. All rights reserved. Do not reproduce or post online, in whole or in part, without written permission. 19